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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

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                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                             SEPTEMBER 20, 2006
              Date of Report (Date of Earliest Event Reported)

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                   GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
           (Exact name of registrant as specified in its charter)

          DELAWARE                 000-50723               04-3638229
      (State or other      (Commission File Number)     (I.R.S. Employer
      jurisdiction of                                  Identification No.)
      incorporation or
       organization)

              701 MOUNT LUCAS ROAD                             08540
             PRINCETON, NEW JERSEY                           (Zip Code)
    (Address of principal executive offices)

                                609-497-5500
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE.

     Amaranth Advisors ("Amaranth"), an advisor to whom Goldman Sachs Hedge Fund Partners, LLC (the "Company") has indirectly allocated assets, has reported to the Company that it had suffered significant losses in energy-related investments, and that as a result anticipated year-to-date losses of Amaranth might be in excess of 35% of the value of the Company's indirect investment with Amaranth. Amaranth has not provided a current valuation of its net assets since such report and the Company has not verified such information. Further, the information with respect to Amaranth's losses is based on limited information and is dated. As of September 1, 2006, Amaranth accounted for approximately 1.73% of the Company's overall net assets through the Company's investment in Goldman Sachs Global Relative Value, LLC. The Company's return for September is expected to be adversely affected due to its indirect investment with Amaranth, although the overall return for the Company will also be impacted by fluctuations in the values of its other indirect investments with other advisors. Due to limited information at this time, however, the exact impact to the Company cannot be determined.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Date:  September 20, 2006

                                    GOLDMAN SACHS HEDGE FUND
                                    PARTNERS, LLC
                                    (Registrant)


                                    By:  Goldman Sachs Hedge Fund
                                          Strategies LLC
                                         Managing Member


                                         By:     /s/ Jennifer Barbetta
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                                             Jennifer Barbetta
                                             Vice President and Chief
                                             Financial Officer